UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

OMNI HEALTH, INC.

(Exact name of registrant as specified in charter)

Nevada	333-195397	46-4597341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 North Camden Drive, 6th Floor, Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

570-778-6459

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Omni Health, Inc., a Nevada corporation.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2016 VitaCig, Inc., (the Company) Board of Directors elected to change the name of the corporation to Omni Health, Inc., in order to more accurately reflect its products and services going forward. This name change was recorded with the State of Nevada on August 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI HEALTH, INC

Date: October 26, 2016

By: Michael Hawkins

Michael Hawkins

Chief Executive Officer

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